Exhibit 99.5

EXCHANGE AGREEMENT

This exchange agreement (this “Agreement”) is entered into as of June 28, 2021, by and among RESPIRERX PHARMACEUTICALS INC., a Delaware corporation (the “Company”) and EMA FINANCIAL, LLC, a Delaware limited liability company (“Investor”).

WHEREAS, the Company issued to the Investor on July 30, 2020, a common stock purchase warrant to purchase 3,750,000 shares of the Company’s common stock at an initial exercise price of $0.007 per share (the “Warrant”, a true and correct copy of which is attached hereto as Exhibit A);

WHEREAS, the Company and Investor desire to exchange the Warrant for a common stock purchase warrant to purchase 327,273 shares of the Company’s common stock at an initial exercise price of $0.02 per share (the “Exchange Warrant”, a true and correct copy of which is attached hereto as Exhibit B), which shall be exercisable into shares of the Company’s common stock pursuant to the terms thereof.

NOW, THEREFORE, in consideration of the rights and benefits that they will each receive in connection with this Agreement, the parties, intending to be legally bound, agree as follows:

1. Exchange. The Company and Investor agree to exchange the Warrant for the Exchange Warrant (the “Exchange”). The Exchange Warrant shall be issued pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act, as amended. For the avoidance of doubt, it is agreed that upon the consummation of the transactions contemplated by the Exchange, the Warrant will be null, void and of no further force and effect.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date hereof as follows:

(a) Organization and Standing. The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of Delaware, and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties or financial condition.

(b) Corporate Power. The Company has all requisite legal and corporate power and authority, including but not limited to approval from the Company’s board of directors, to execute and deliver this Agreement, to issue the Exchange Warrant hereunder and shares of the Company’s common stock thereunder, and to carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, the authorization, sale, issuance and delivery of the Exchange Warrant and issuance of the shares of the Company’s common stock upon exercise of the Exchange Warrant and the performance of all of the Company’s obligations hereunder have been taken or will be taken prior to the date of this Agreement. This Agreement and the Exchange Warrant have been duly executed by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) Offering. Subject in part on the accuracy of the Investor’s representations herein, the offer, sale and issuance of the Exchange Warrant in conformity with the terms of this Agreement constitute transactions exempt from registration of under the Securities Act of 1933, as amended (the “Securities Act”) and from all applicable state securities laws. The sole consideration for the issuance of the Exchange Warrant is the Investor’s surrender of the Warrant.

3. Representations and Warranties of the Investor. Investor hereby represents and warrants as of the date hereof to the Company as follows:

(a) Organization and Standing. The Investor is an entity duly organized, validly existing under, and by virtue of, the laws of the jurisdiction of its incorporation or formation, and is in good standing under such laws.

(b) Corporate Power. The Investor has all right, corporate, partnership, limited liability company or similar power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

(c) Investor Status. The Investor is an “accredited investor” as defined in Rule 501 under the Securities Act.

4. Miscellaneous.

(a) Entire Agreement. This Agreement, together with the schedules attached hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written with respect to such matters.

(b) Notices. All notices, demands requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile with accurate confirmation generated by the transmitting facsimile machine) or electronic mail, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall occur first. The addresses for such communications shall be:

If to the Company, to:

RESPIRERX PHARMACEUTICALS INC.

126 Valley Road, Suite C

Glen Rock, New Jersey 07452

Attention: Jeff Margolis

e-mail: jmargolis@respirerx.com

If to the Buyer:

EMA FINANCIAL LLC

5 Dakota Dr., #210

New Hyde Park, NY 11042

Attn: Felicia Preston

Email:admin@emafin.com

(c) Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(e) Successors and Assigns This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, provided, however, that the Company shall not be permitted to make any assignment hereunder without a signed consent from the Investor.

(f) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principals of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York, NY. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, NY for the adjudication of any dispute hereunder or in connection herewith or the transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

(h) Survival. The representations and warranties contained herein shall survive the Exchange for the applicable statute of limitations.

(i) Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature was an original thereof.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ, an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Construction. The parties hereto agree that each of them and/or their respective counsel have reviewed and have had an opportunity to revise this Agreement and the schedules attached hereto. This Agreement shall be construed according to its fair meaning and not strictly for or against any party. The word “including” shall be construed to include the words “without limitation.” In this Agreement, unless the context otherwise requires, references to the singular shall include the plural and vice versa.

(l) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THEPARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRAIL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Exchange Agreement to be duly executed and delivered as of the date and year first written above.

EMA FINANCIAL, LLC

/s/ Felicia Preston
By:	Felicia Preston, Director

RESPIRERX PHARMACEUTICALS INC.

/s/ Jeff E. Margolis
By:	Jeff Margolis, Senior Vice President,
Chief Financial Officer, Treasurer and Secretary

EXHIBIT A

WARRANT

(see attached)

EXHIBIT B

EXCHANGE WARRANT

(see attached)